UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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North Capital Funds Trust

(Name of Registrant as Specified in Its Charter)

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North Capital Funds Trust

with its principal offices at

623 E. Fort Union Blvd., Suite 101

Salt Lake City, UT 84047

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2026

Dear Shareholders:

The Board of Trustees of the North Capital Funds Trust (the “Trust” or the “Fund”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Fund, to be held at the offices of [ ], on [ ], 2026 at [ ], for the following purposes:

1.	To approve a new investment advisory agreement between the Trust and North Capital, Inc., the Fund’s current investment adviser. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [  ], 2026 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [  ], 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2026.

A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new investment advisory agreement) and Proxy Voting Ballot are available at [ ].

By Order of the Board of Trustees

James P. Dowd, President
[ ], 2026

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

North Capital Funds Trust

with its principal offices at

623 E. Fort Union Blvd., Suite 101

Salt Lake City, UT 84047

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2026

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the North Capital Funds Trust (the “Trust” or the “Fund”), for use at a special meeting of shareholders of the Fund (the “Meeting”) to be held at [ ], on [ ], 2026 at [ ], and at any and all adjournments thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2026.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new investment advisory agreement between the Trust and North Capital, Inc., the Fund’s current investment adviser. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 or by calling 833-2-NCFUND or 833-262-3863.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND NORTH CAPITAL, INC.

Background

The primary purpose of this proposal is to enable North Capital, Inc. (“North Capital” or the “Adviser”) to continue to serve as the investment adviser to the Fund. On September 15, 2026, North Capital Investment Technology, Inc. (“NCIT”), the parent company of North Capital, entered into a definitive merger agreement with MoonPay Inc (“MoonPay”) whereby MoonPay will acquire all outstanding equity interests of NCIT through the merger of a newly formed wholly-owned subsidiary of MoonPay with and into NCIT, with NCIT surviving as a wholly-owned subsidiary of MoonPay (the “Transaction”). Upon completion of the Transaction, North Capital will become an indirect and wholly owned subsidiary of MoonPay. The completion of the Transaction is subject to customary closing conditions, such as the receipt of required regulatory approvals, including the approval of the Financial Industry Regulatory Authority and the South Dakota Division of Banking. It is currently expected that the Transaction, subject to the receipt of such regulatory approvals, will be completed by early 2027.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer of a block of more than 25% of the voting interests of an investment adviser is presumed to constitute an “assignment” of the adviser. The 1940 Act further states that an assignment of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Because the Transaction, as described above, will result in an assignment of North Capital, we are seeking shareholder approval of a new advisory agreement between the Trust and North Capital with respect to the Fund (the “New Agreement”). North Capital has served as investment adviser to the Fund pursuant to an advisory agreement (the “Current Agreement”) since the Fund commenced operations July 17, 2019. North Capital believes the Transaction will not result in any interruption or decrease in the quality of services provided by North Capital. James P. Dowd, CFA, and Michael T. Weaver, Jr., CFA, have each served as portfolio managers for the Fund since its inception and will continue to serve as portfolio managers under the New Agreement. There will be no changes to any Fund’s investment objectives, principal strategies or risks.

The New Agreement will be identical in all material respects to the Current Agreement, except that its date of execution, effectiveness and expiration are changed. The fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement. The effective date of the New Agreement for the Fund will be the date that the Fund’s shareholders approve the New Agreement (the “Effective Date”).

At a meeting on June 5, 2026 (the “Board Meeting”), the Board unanimously approved an interim advisory agreement between the Trust and North Capital, with respect to the Fund (the “Interim Agreement”), and the New Agreement, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with North Capital. The Interim Agreement allows North Capital to continue its advisory duties with respect to the Fund during the period after which the Transaction has occurred but prior to shareholder approval of the New Agreement. The terms of the Interim Agreement are identical in all material respects to those of the Current Agreement, except that the date of its execution, effectiveness, and termination are changed and certain other provisions required by the 1940 Act, including the escrowing of fees paid under the Interim Agreement.

If shareholders of the Fund do not approve the New Agreement, and the Transaction is consummated, the Current Agreement will terminate, and North Capital will not be able to provide services to the Fund under the New Agreement. If this should happen, North Capital will be able to continue to provide services for the Fund for a period of up to 150 days following consummation of the Transaction pursuant to the Interim Agreement. During the interim period, the Board will consider what additional actions to take, which could include, without limitation, continuing to solicit approval of the New Agreement. The Board has approved the Interim Agreement to provide for maximum flexibility for the Fund’s future. The terms of the Interim Agreement are identical in all material respects to those of the Current Agreement, except for the term and certain other provisions required by the 1940 Act, including the escrowing of fees paid under the Interim Agreement.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as North Capital) to an investment company (such as the Fund) or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as three of the four Trustees are independent and will continue to be independent for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

The Advisory Agreement

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or North Capital (“Independent Trustees”), originally approved the Current Agreement, at a meeting held on February 7, 2019 and most recently approved the renewal of the Current Agreement at a meeting held on June 5, 2026.The Current Agreement was last submitted to a vote of shareholders on June 20, 2019 in order to approve the agreement. Under the terms of the Current Agreement and the New Agreement, North Capital is entitled to receive an annual fee from the Fund equal to 0.25% of the Fund’s average daily net assets. For such compensation, North Capital provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. For the fiscal year ended April 30, 2026, North Capital earned $117,814 in advisory fees and waived fees/reimbursed expenses in the amount of $409,841. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed.

North Capital has contractually agreed to reduce its fees and/or absorb expenses of the Fund so that the total annual Fund operating expenses after fee waiver and reimbursement, exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) unaffiliated acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers, including North Capital) will not exceed (a) 0.45% of average daily net assets of Institutional Class shares until at least August 31, 2027 and (b) 1.00% of average daily net assets of Institutional Class shares until at least August 31, 2036.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if there are waived amounts that have not been recouped outstanding and such recoupment, after giving effect to the recouped amounts, can be achieved within the lower of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees, on 60 days written notice to North Capital. If the New Agreement is approved by shareholders, North Capital will agree to an expense limitation agreement with identical terms.

Additionally, North Capital has voluntarily agreed to further waive or reimburse certain fees and expenses as needed in order to maintain a competitive yield for the Fund. This voluntary fee waiver and expense reimbursement has been in effect since the inception of the Fund. This waiver is voluntary and may be modified or discontinued at any time. If the New Agreement is approved by shareholders, North Capital has agreed to continue this voluntary fee waiver following the change of control.

With respect to the Fund, the New Agreement will continue in force for an initial period of two years from the Effective Date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. As with the Current Agreement, the New Agreement automatically terminates on assignment and may be terminated upon 60 days’ notice by either North Capital or the Fund. In the case of termination by the Fund, the action must be authorized (i) by resolution of the Board, including the vote or written consent of the Trustees who are not parties to the (New or Current) Agreement or interested persons of either party thereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

The New Agreement, like the Current Agreement, provides that North Capital shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, the Trust will enter into the New Agreement with North Capital. If the New Agreement with North Capital is not approved by shareholders, the Board and North Capital will consider other options, including a new or modified request for shareholder approval of the New Agreement.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning North Capital

North Capital is a Nevada C-corporation located at 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047. The names, addresses and principal occupations of the principal executive officers and directors of North Capital as of the date of this Proxy Statement are set forth below:

Name and Address*	Principal Occupation
James P. Dowd	President, Chief Executive Officer, and Chief Investment Officer
Daniel Watson	Chief Financial Officer
Joseph Anderson	Chief Compliance Officer
Michael Weaver	Managing Director, Head of Asset Management and Trading
Siggy Tomasetti	Chief Legal Officer and Corporate Secretary

*The address of each principal executive officer and director listed is 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047.

North Capital is a wholly owned subsidiary of its parent company NCIT, which is located at 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047. NCIT owns 100% of the outstanding voting securities of North Capital. Following the Transaction described in this Proxy Statement, North Capital would be an indirect wholly-owned subsidiary of MoonPay.

For the fiscal year ended April 30, 2026, the Fund paid brokerage commissions to North Capital Private Securities Corporation (“NCPS”) in the amount of $0, which is 100% of the Fund’s overall brokerage commissions. North Capital and NCPS are considered to be affiliates due to their relationship as subsidiaries of NCIT.

Mr. Dowd, Interested Trustee and President of the Trust holds an economic interest in NCIT. Mr. Dowd has not sold any shares of NCIT since its formation.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Agreement. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services. The Board reviewed the nature, extent, and quality of services provided by the Adviser to the Fund. The Board discussed the experience and credentials of the Adviser’s personnel, and their familiarity with the requirements of managing a government money market fund. The Board acknowledged that the Adviser made investment decisions for the Fund, conducted research and analysis and monitored U.S. Treasury auctions. The Board discussed the Adviser’s compliance program, including its cybersecurity program, and noted that the Adviser had no material compliance issues, litigation matters, or other material issues to report. After further discussion, the Board concluded that the Adviser has sufficient quality and depth of personnel, resources, and investment methods essential to perform its duties under the management agreement, resulting in excellent portfolio management and that the management services that it provides to the Fund are high quality, professional and competitive. After further discussion, the Trustees concluded that the change of ownership would likely not have any negative effect on the nature, extent and quality of service provided by North Capital and that North Capital was expected to continue to provide the same level of quality service to the Fund for the benefit of shareholders.

Performance.   The Board reviewed the Fund’s performance information in comparison to its benchmark index, peer group, and Morningstar category. The Board observed that the Fund outperformed its peer group and Morningstar category for the one- and three-year periods, noting that the Fund utilized U.S. Treasury auctions to allocate a majority of the portfolio and that the Adviser continued to waive all expenses of the Fund. The Board observed that the Fund trailed the benchmark index for some time periods and the Adviser explained that this underperformance was related to a duration mismatch between the Fund and the benchmark index. The Board noted the Adviser did not begin waiving all fees until April 2020. After further discussion, the Board concluded that the performance of the Fund was acceptable.

Fees and Expenses. The Board discussed that the contractual advisory fee was slightly higher than the peer group and Morningstar category averages but recognized that with the fee waiver in place, there are no fees being charged to the Fund. The Board noted further that the Adviser continued to voluntarily waive fees and reimburse expenses so that the expense ratio for the Fund was 0.00% for the prior period. The Board considered that the Adviser confirmed it would eventually terminate its voluntary waiver. After further discussion, the Board concluded that the fees and expenses for the Fund are not unreasonable, and the Adviser has provided great value to the investors.

 Profitability. The Board noted that the Adviser was advising the Fund at a loss. The Board acknowledged that the Adviser waived fees and reimbursed all expenses of the Fund during the period. The Board reviewed the cost of services and profitability of the Adviser, giving consideration to the Adviser’s continued ability to provide quality investment management services to the Fund. The Board concluded that excessive profitability was not an issue at this time.

 Economies of Scale. The Board then considered economies of scale and agreed that as the Fund continued to grow it should eventually benefit from economies of scale. The Board agreed it would reconsider economies of scale once the Fund had reached a level that was profitable to the Adviser.

Comparison to the Current Agreement. The Board considered that the New Agreement will be identical in all material respects to the Current Agreement, except that its date of execution, effectiveness and expiration are changed. The Board further considered that the fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement. After further discussion, the Board concluded that the continuity of the terms and advisory fees under the New Agreement supported its approval as being in the best interests of the Fund and its shareholders.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure was reasonable and that approval of the New Agreement was in the best interests of the Fund and its shareholders.

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is registered as a diversified, open-end management investment company that operates as a Government Money Market Fund. The Fund is organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on February 7, 2019. The Trust’s principal executive offices are located at c/o North Capital Funds Trust, 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047. The Board supervises the business activities of the Fund. Like other open-end funds, the Fund retains various organizations to perform specialized services. The Fund currently retains North Capital as investment adviser. NCPS, located at 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047, serves as principal underwriter and distributor of the Fund. U.S. Bank Global Fund Services, LLC, with principal offices located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 provides the Fund with transfer agent, accounting, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly and timely executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

FUND	Institutional Class Shares Outstanding
North Capital Funds Trust	[ ]

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the Trustees beneficially owned the following amounts in the Fund:

	Dollar Range of	Aggregate Dollar
	Securities in the	Range of
Name of Trustee	Fund	Securities in Trust
James P. Dowd	[ ]	[ ]
Karen Fleck	[ ]	[ ]
Nivine Richie	[ ]	[ ]
David Wieder	[ ]	[ ]

Mr. Dowd is an Executive Officer of North Capital and holds an ownership interest in NCIT. Accordingly, he is considered to have a substantial interest in the Proposal.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial Shares	Percent (%) of Fund

[ ]	[ ]	[ ]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James P. Dowd, President, North Capital Funds Trust, 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged [ ], a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $[ ]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by [ ]. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and [ ] will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and North Capital may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 833-2-NCFUND or 833-262-3863, or write the Trust at 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [  ], 2026

A copy of the Notice of Special Meeting, the Proxy Statement, and Proxy Card are available at [   ].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Dowd, President

Dated: [   ], 2026

If you have any questions before you vote, please call our proxy information line at [ ]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

Exhibit A

NORTH CAPITAL FUNDS TRUST

MANAGEMENT AGREEMENT

TO:	North Capital, Inc.

623 E. Fort Union Blvd., Suite 101

Salt Lake City, Utah 84047

Dear North Capital, Inc. (“you” or the “Manager”):

North Capital Funds Trust (the “Trust”), an open-end investment company established as a Delaware statutory trust, offers shares in the series named on Appendix A hereto (such series being herein referred to as a “Fund,” and collectively as the “Funds”).

You have been selected to act as the sole investment manager of the Trust and to provide certain other services, as set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Funds such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with each Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to each Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the Fund(s) (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation and will make available, without expense to the Funds, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation will be paid by the Funds. You will pay all advertising, promotion and other distribution expenses incurred in connection with each Fund’s shares to the extent such expenses are not permitted to be paid by the applicable Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

Each Fund is responsible for the payment of its own operating expenses, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any Fund services; clerical and shareholder service staff salaries; office space and other office expenses; Fund fees and expenses incurred in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred in connection with the organization and initial registration of Fund shares; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the applicable Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of Fund shares; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of Fund shares that the applicable Fund is authorized to pay pursuant to any servicing plan; and all other operating expenses not specifically assumed by you. Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the applicable Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from a Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the applicable Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on its average daily net assets at an annual rate as noted in Appendix A.

The average value of the daily net assets of each Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.

If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the applicable Fund, as last determined, shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the applicable Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the applicable Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to a Fund and to accounts over which you exercise investment discretion. The Funds and you understand and acknowledge that, although the information may be useful to the Funds and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to each Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of a Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) a Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from a Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of a Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting each Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of a Fund, you will act solely as investment counsel for such client and not in any way on behalf of the applicable Fund.

6.	PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the applicable Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to the Funds pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

9.	LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin upon its execution, and with respect to any new Funds added to the Trust, on the date on which that Fund commences investment operations, and shall continue in effect with respect to each Fund for a period of two (2) years from the applicable effective date. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund(s) to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “North Capital Funds Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Funds), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of each Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Funds) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a)       This Agreement shall be governed by the laws of the State of Delaware.

(b)       For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)       Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 623 E. Fort Union Blvd., Suite 101, Salt Lake City, Utah 84047.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of each Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing a Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about any Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

NORTH CAPITAL FUNDS TRUST

By:
Name: James P. Dowd
Title: President and Trustee
Date: [ ]

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

NORTH CAPITAL, INC.

By:
Name: James P. Dowd
Title: President
Date: [ ]

NORTH CAPITAL FUNDS TRUST

MANAGEMENT AGREEMENT

APPENDIX A

As of [ ], 2026

Fund Name	Annual Advisory Fee as a % of Average Net Assets of the Fund
North Capital Treasury Money Market Fund	0.25%

North Capital Funds Trust

with its principal offices at

623 E. Fort Union Blvd., Suite 101

Salt Lake City, UT 84047

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2026

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [ ] and [ ], each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the North Capital Funds Trust (the “Fund” or the “Trust”) to be held at offices of the Trust’s [ ], [ ] on [ ], 2026 at [ ], and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature of Joint Shareholder	Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and North Capital, Inc., the Fund’s current investment adviser	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: [    ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND

“Scanner Bar Code”

TAG ID:	CUSIP:

DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.